Exhibit 10.1
                                                                    ------------


                                 LEASE AGREEMENT
                                 ---------------

                  THIS LEASE ("Lease") is made and effective on this 24th day of January, 2007, by and between JNL REAL ESTATE, LLC, a Pennsylvania limited liability company ("JNL"); EASTWOOD ASSOCIATES, LLC, a Pennsylvania limited liability company ("Eastwood"); and HBL HOLDINGS, LLC, a Pennsylvania limited liability company ("HBL"), collectively trading and doing business as 925 BERKSHIRE BOULEVARD JOINT VENTURE ("Lessor"), the fee simple owners of the real estate located at 925 Berkshire Boulevard, Wyomissing, Berks County, Pennsylvania 19610, Berks County, Pennsylvania.

                                      A N D

CIMNET, INC. , a Delaware business corporation with a principal place of business at 925 Berkshire Boulevard, Wyomissing, Berks County, Pennsylvania 19610 ("Lessee") (hereinafter sometimes collectively referred to as the "Parties").

                                    AGREEMENT

                  The Parties, INTENDING TO BE LEGALLY BOUND, for good and adequate consideration, the receipt of which is hereby acknowledged, agree as follows:

1. Lease of Premises. Lessor does hereby demise and let to Lessee all that certain portion of the real estate located at 925 Berkshire Boulevard, Wyomissing, Berks County, Pennsylvania 19610, consisting of a portion of the approximately twenty thousand eight hundred (20,800) square foot two-story building and parking area associated therewith ("Premises" or "Property"), to be used and occupied solely for the operation of Lessee's business. The leased space of Lessee shall consist of that portion of the Premises located on the first (1st) and second (2nd) floor of the Premises, plus parking area associated therewith.

2. Base Rent. Minimum base rental for the Premises is Four Hundred Seventy Thousand Eighty and 00/100 Dollars ($470,080.00) for the first one (1) year after execution of this Lease, payable in monthly installments, in advance, without demand, during the Term, as defined herein, in the sum of Thirty Nine Thousand One Hundred Seventy Three and 33/100 Dollars ($39,173.33), on the first day of each month ("Base Rent"). The aforementioned rental amounts for the Premises are based on an amount of Twenty Two and 60/100 Dollars ($22.60) per square foot. Each year after 2007, on February 1, the Base Rent shall automatically increase by two percent (2%). In the event Lessee holds over and wrongfully continues possession of the Premises after the expiration of the Term (hereinafter defined) or any extension of the Term, Lessee will be deemed to be occupying the Premises at sufferance for a month-to-month tenancy, without limitation on any of Lessor's rights or remedies thereunder, subject to all the terms and conditions of this Lease, except that the Base Rent and additional rent shall be increased to twice the Base Rent and additional rent payable for the last month or quarter of the Term, respectively, prior to the holdover.

3.                Additional Rent.
                  ---------------

a. Damages for Default. Lessee agrees to pay as rent, in addition to the minimum rental, any and all sums which may become due by reason of the failure of Lessee to comply with all of the covenants of this Lease and any and all damages, costs and expenses which Lessor may suffer or incur by reason of any default of Lessee or failure on Lessee's part to comply with the covenants of this Lease, and each of them, and also any and all damages to the Premises caused by any act or neglect of Lessee.

b. Operation/Additional Expenses. Lessee agrees to pay any and all other operating and additional expenses incorporated herein by reference, including but not limited to heating, cooling, water, sewer, electric, telephone, television cable, and any and all other utilities, relating to the Premises, and notwithstanding any other provision of this Lease, the responsibility for all costs relating to the operation, maintenance and ownership of the Premises shall be borne by Lessee, except as specifically allocated to the Lessor in Paragraph three (3) of this Lease and elsewhere.

c. Payment and Adjustment of Additional Rent. Lessor has included the costs associated with real estate taxes, fire insurance, condominium fees, trash removal, lawn care and shrubbery, janitorial services, alarm system, service agreements for HVAC, Pest control, Elevator and Sprinkler systems and snow and ice removal in the Base Rent for the first one year after the execution of this Lease. After the first year of the Lease and after each year thereafter, Lessor will have the option to adjust the Base Rent above and beyond the Base Rent adjustment percentage as described in Section 2 of this Agreement to include any increase over the previous year's fees for the above mentioned costs (real estate taxes, fire insurance, condominium fees, trash removal, lawn care and shrubbery, janitorial services, alarm system, service agreements for HVAC, Pest control, Elevator and Sprinkler systems and snow and ice removal) included in the Base Rent or any additional rent, operating expenses, fees or charges of any kind, which are subject of this Lease or any new amounts of additional rent, operating expenses, fees or charges of any kind. These new amounts or additional amounts shall be calculated by Lessor and delivered in writing to Lessee. Within thirty (30) days after delivery of such statement from Lessor, Lessee shall pay for all charges shown to be due by such statement. If for any reason, Lessee does not receive such a statement from Lessor, this shall not constitute a waiver of Lessor's right to collect all amounts due.

d. Security Deposit/First Month's Rent/Last Month's Rent. Lessee shall pay a security deposit to Lessor in the amount of Thirty Nine Thousand One Hundred Seventy Three and 33/100 Dollars ($39,173.33) upon execution of this Lease. Additionally, upon execution of this Lease, Lessee shall pay to Lessor an aggregate amount of Thirty Nine Thousand One Hundred Seventy Three and 33/100 Dollars ($39,173.33) constituting the first month's Base Rent.

4. Term. The term of this Lease commences on February 1, 2007, and ends seven (7) years thereafter, or upon the occurrence of an event causing the termination of this Lease as set forth herein.

                  Place of Payment. All rent shall be payable without prior notice or demand to 925 Berkshire Boulevard Joint Venture at P.O. Box 382, Reading, PA 19607, or at such other place as Lessor may from time to time designate by notice in writing to Lessee.

5. Affirmative Covenants of Lessee. Lessee covenants and agrees that it will without demand:

a. Payment of Rent. Pay the rent and all other charges reserved as rent in this Lease at the times and at the place that the same are payable, without failure; and, if Lessor shall at any time or times accept said rent or rent charges after the same shall have become delinquent, such acceptance shall not excuse delay upon subsequent occasions, or constitute or be construed as a waiver of any of Lessor's rights. If Lessee fails to pay the rent on the day when the same shall become due and payable, and such failure shall continue for a period of ten (10) days, Lessee shall pay to Lessor a service charge at the rate of one percent (1%) per month on the amount of such rent or any additional rent, or all of them, for each month or portion of a month that the same shall remain unpaid; provided, however, that such service charge shall in no event be less than Fifty and 00/100 Dollars ($50.00) for any month or portion of a month that basic rent or any additional rent shall remain unpaid. Such service charge shall be imposed for the purposes of defraying administrative expenses of Lessor and is not intended as a penalty against Lessee. Lessee agrees that any charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charges, expenses or costs herein agreed to be paid by Lessee may be proceeded for and recovered by Lessor by legal process in the same manner as rent due and in arrears, with Lessee being solely responsible to reimburse to Lessor any and all amounts Lessor incurs related to collection of Base Rent or additional rent, including but not limited to reasonable attorneys' fees, costs and expenses.

b. Cleaning, Repairing, Etc. Keep the Premises clean and free from all ashes, dirt, and other refuse matter; replace all glass windows, including plate glass windows, doors, etc., broken and repair all damage to plumbing in the Premises and to the Premises in general, which damage resulted from the intentional or negligent acts of Lessee or its agents, employees, guests and invitees; keep the same in good order and repair as they are now, reasonable wear and tear and damage by accidental fire or other casualty not occurring through negligence of Lessee or those employed by or acting for Lessee alone excepted; provided that such repairs must be performed by persons who Lessor has approved prior to the time that such repairs are made. Lessee agrees to surrender the Premises in the same condition in which Lessee has herein agreed to keep the same during the continuance of this Lease, except as to any renovations as agreed to by Lessor in accordance the Lease. In the event Lessee fails to perform its obligations to repair, replace or maintain, after thirty
(30) days' written notice from Lessor of the need for such repair, replacement or maintenance, Lessor may enter the Premises and make such repairs or replacements or perform such maintenance or cause such repairs or replacement to be made or maintenance to be performed at its own expense. Upon Lessor's notice to Lessee of the performance and cost of any maintenance, repairs or replacement, Lessee shall immediately reimburse Lessor for any reasonable costs incurred by Lessor, together with interest on any such sum with interest at the rate of seven percent (7%) per annum until the date paid by Lessee to Lessor.

c. Drain Pipes/Equipment. Lessee shall keep all drain pipes and other equipment free of grease and other waste products. Lessee shall install and/or maintain grease traps and other appurtenances necessary to keep the drains free of grease and other waste. Lessee shall be responsible for all repair and maintenance to all drains.

d. Requirements of Public Authorities. Comply with any requirements of any of the constituted public authorities, and with the terms of any State or Federal statute or local ordinance or regulation applicable to Lessee or his use of the Premises and save Lessor harmless from penalties, fines, costs or damages resulting from failure to do so.

e.                         Fire. Use every reasonable precaution against fire.
Lessee shall be responsible for installing fire extinguishers on the Premises and shall have such extinguishers or those extinguishers currently on the

Premises maintained on a yearly basis at Lessee's expense. Lessee shall provide a written certification to Lessor from an inspection agency that such extinguishers have been inspected.

f. Surrender of Possession. Peaceably deliver up and surrender possession of the Premises to Lessor at the expiration or sooner termination of this Lease, promptly delivering to Lessor at the above mentioned location all keys for the Premises. During the final ninety (90) days of the Term, Lessor, Lessor's agents and any persons authorized by Lessor shall have the right to enter the Premises at all reasonable times to inspect and show the Premises to prospective tenants or purchasers.

g. Notice of Fire, Etc. Give to Lessor prompt written notice of any accident, fire, or damage occurring on or to the Premises.

h. Indemnification. Indemnify and save Lessor harmless from any and all loss occasioned by Lessee's breach of any of the covenants, terms and conditions of this Lease, or caused by its family, guests, invitees, visitors, agents and employees.

i. Insurance. Lessee shall insure and keep insured the Premises with insurance companies reasonably acceptable to Lessor, and shall procure, pay for, and deliver to Lessor the policies of insurance covering the following:

                                    Lessee shall during the full term of this
Lease and any renewal hereof, at the expense of Lessee, (1) insure the fixtures and equipment belonging to Lessor and Lessee against loss or damage by fire, (2) carry public liability insurance providing for a minimum of One Million Dollars ($1,000,000.00) per person, Two Million Dollars ($2,000,000.00) per accident, and Five Hundred Thousand Dollars ($500,000.00) for property damage, (3) procure a policy for accident or damages in the Premises, on parking areas and sidewalks in front thereof, and in entrance ways and other portions of the building in the control or use of Lessee, in the amounts set forth in (2) above.

                                    During any construction or equipping of the
Premises by Lessee, Lessee shall, at the expense of Lessee, carry the types and amounts of insurance that Lessor may from time to time reasonably request, to insure Lessor against loss or damage by reason of accident, fire, damage, or other casualty during any construction.

                                    Proof of insurance shall be provided to
Lessor by Lessee at the beginning of this Lease and on each anniversary date thereafter. Proof shall include without limitation certificates of insurance, policies of insurance, and receipted bills or other evidence of payment. In the event that Lessee fails to deliver proof of insurance as aforesaid, Lessor may, but has no obligation to, after fifteen (15) days notice to Lessee, take out the required policies and charge Lessor's costs to Lessee as additional rent, to be paid by Lessee on the next rental payment following the date on which Lessor takes out the policies.

j. Machine/Equipment Noise, Vibration, etc. Limit and maintain any vibration, noise, cold or heat from business machines and mechanical, electrical, electronic and computerized equipment belonging to Lessee, which may be objectionable to Lessor, by maintaining at the expense of Lessee settings of cork, rubber or spring type vibration eliminators sufficient to absorb and prevent such vibration and noise.

k. Water/Wash Closets and Plumbing Fixtures. Not use water and wash closets and other plumbing fixtures for any purposes other than those for which such closets and fixtures were designed or constructed, and shall not deposit sweepings, rubbish, rags, acids or other substances therein.

l. Mechanics' Liens. Lessee shall promptly pay any contractors and materialmen who supply labor, work or materials to Lessee at the Premises so as to avoid the possibility of a lien attaching to the Premises. Lessee will not permit any mechanics' lien or liens to be placed on the Premises or improvements to the Premises. If an mechanics' lien claim is filed on the Premises or improvements to the Premises, Lessee will promptly cause the claim/lien to be discharged of record by payment, deposit, bond, order of court or otherwise or will pay the claim/lien. If default in payment of the claim/lien continues of record for thirty (30) days after written notice from Lessor to Lessee, Lessor may, at its option, pay the claim/lien or any portion thereof without inquiry as to its validity. Any amounts paid by Lessor to remove a mechanics' lien caused to be filed against the Premises or improvements thereon, including expenses and interest (including reasonable attorneys' fees, costs and expenses), shall be due from Lessee to Lessor and shall be repaid to Lessor immediately upon receipt of notice, together with interest at the rate of seven percent (7%) per annum from the date Lessor paid to remove such lien until the date Lessee repays Lessor. Nothing in this Lease is intended to authorize Lessee to do or cause any work or labor to be done or any materials to be supplied for the account of Lessor; all of the same to be solely for Lessee's account and at Lessee's risk and expense. Throughout the Term and any extensions thereto, the term "mechanics' lien" is used to include any lien, encumbrance or charge levied or imposed upon the Premises or any interest therein or income therefrom on account of any mechanics', laborers' or materialmens' lien or claim arising out of any debt or liability to or any claim or demand of any contractor, mechanic, supplier, materialman or laborer.

m. Estoppel Certificate. Lessee agrees to execute and deliver to any mortgagee or purchaser of the Premises, immediately upon request, an estoppel certificate stating the amount of rent due from Lessee hereunder, that this Lease remains in full force and effect without modification, and that Lessee has no set-offs against any rental payments; or, if this Lease has been modified, or if Lessee has any set-offs against any rental payments, the exact nature of the modifications and the precise amount of the set-offs.

6. Negative Covenants of Lessee. Lessee covenants and agrees that it will do none of the following things without first obtaining the consent, in writing, of Lessor, which consent Lessor shall not unreasonably withhold, and without providing Lessor with reimbursement for any expenses incurred or incidental to Lessee's proposed action:

a. Use of Premises. Occupy the Premises in any other manner or for any other purpose than as set forth in Paragraph One (1) of this Lease.

b. Assignment and Subletting. Assign, mortgage or pledge this Lease or under-let or sub-lease the Premises, or any part thereof, or permit any other person, firm or corporation to occupy the Premises, or any part thereof; nor shall any assignee or sub-Lessee assign, mortgage or pledge this Lease or such sub-lease, without an additional written consent by Lessor, and without such consent no such assignment, mortgage or pledge shall be valid. If Lessee becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against Lessee or a bill in equity or other proceeding for the appointment of a receiver for Lessee is filed, or if the real or personal property of Lessee shall be sold or levied upon by any Sheriff, Marshall or Constable, the same shall be a violation of this covenant.

c. Machinery. Use or operate any machinery that, in Lessor's sole but reasonable opinion, is harmful to the building.

d. Fire Insurance. Do or suffer to be done, any act, matter or thing objectionable to the fire insurance companies whereby the fire insurance or any other insurance in force or hereafter to be placed on the Premises, or any part thereof, or on the building of which the Premises is a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of execution of this Lease, or employ any person or persons objectionable to the fire insurance companies or carry or have any benzine or explosive matter of any kind, except as needed for welding and cutting in Lessee's business operation, in and about the Premises. In case of a breach of this covenant (in addition to all other remedies given to Lessor in case of the breach of any of the conditions or covenants of this Lease) Lessee agrees to pay to Lessor as additional rent any and all increase or increases of premiums on insurance carried by Lessor on the Premises, or any part thereof, or on the building of which the Premises is be a part, caused in any way by the occupancy of Lessee.

e. Removal of Goods. Remove, attempt to remove or manifest an intention to remove Lessee's or Lessor's goods or property from or out of the Premises, otherwise than in the ordinary and usual course of business, without having first paid and satisfied Lessor for all rent which may become due the Term or Extension.

f. Vacate Premises. Vacate or desert the Premises during the term of this Lease, or permit the same to be empty and unoccupied.

7. Signs. Any signs, projections or devices either outdoor or indoor, whether painted, placed or erected on any portion of the Premises, whether visible from the exterior or not, must be in accordance with the applicable ordinances of the municipality in which the Premises is located, and shall be erected by Lessee only with the prior written consent of Lessor. Lessor makes no representation to Lessee or to any other party with respect to the acceptability or legality of any signs, existing or contemplated, that Lessee intends to erect or install on, in, about or near the Premises.

8.                Environmental Liabilities.
                  -------------------------

a. Lessee shall not, either with or without negligence, cause or permit the escape, disposal or release of any Hazardous Substances, as hereinafter defined, on, in or under the Premises. Lessee shall not allow the storage or use of such substances in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances, nor allow to be brought onto the Premises any such substances except to use in the ordinary course of Lessee's business.

b. Lessee covenants and agrees that the Premises will, at all times during its use or occupancy thereof, be kept and maintained so as to comply with all now existing or hereafter enacted or issued statutes, laws, rules, ordinances, orders, permits and regulations of all state, federal, local, and other governmental and regulatory authorities, agencies and bodies applicable to the Premises, pertaining to environmental matters, or regulating, prohibiting or otherwise having to do with Hazardous Substances or asbestos or all other toxic, or hazardous wastes (collectively called "Environmental Laws").

c. Lessee agrees to clean up all spills and discharges of Hazardous Substances which are caused by Lessee or Lessee's agents, employees, invitees or guests on the Premises in an manner that shall comply with all applicable environmental laws. Lessee shall notify Lessor in writing of all such incidents, within ten (10) calendar days of such incident's occurrence. Lessor, may from time to time as Lessor deems appropriate, conduct periodic tests and examinations of the Premises to confirm and monitor Lessee's compliance with the Lease. Such tests and examinations shall be conducted in such a manner as to minimize the interference with Lessee's permitted activities on the Premises.

d. Lessee shall indemnify, defend and hold Lessor, and its partners, affiliates, parents, officers, directors and employees, (collectively, the "Indemnities"), free, harmless and indemnified from any expenses, penalties, fines, claims, demands, liabilities, costs, personal injuries, property damage, actions and causes of action, suits, debts, judgments, demands or charges whatsoever which the Indemnities shall or may incur, or which any such party would otherwise incur, by reason of Lessee's failure to comply with this Lease including, but not limited to: (1) the cost of bringing the Premises into compliance with all laws after a spill or discharge attributable to Lessee or Lessee's agents, employees, invitees or guests; (2) the reasonable cost of all appropriate tests and examinations of the Premises to confirm that the Premises has been brought into compliance with all laws after a spill or discharge attributable to Lessee or Lessee's agents, employees, invitees or guests; and (3) the reasonable fees and expenses of the Indemnities's attorneys, engineers, and consultants incurred by the Indemnities in enforcing and confirming compliance with this Lease after a spill or discharge attributable to Lessee or Lessee's agents, employees, invitees or guests.

e. For the purposes of this section, the Premises shall include the real estate covered by this Lease; all improvements thereon; all personal property used in connection therewith (including that owned by Lessor and Lessee); and the soil, groundwater and surface water of the Premises.

f. The covenants contained in this section shall survive the expiration or termination of this Lease, and shall continue for so long as Lessor and its successors and assigns, and the Indemnities, may be subject to any expenses, obligations, penalties, fines, claims, demands, liabilities, costs, personal injuries, property damage, actions and causes of action, suits, debts, judgments, demands or charges whatsoever against which Lessee has agreed to indemnify the Indemnities under this Lease.

g. All terms, except as otherwise defined herein, shall have the meanings as set forth in this Lease. For purposes hereof, Hazardous Substances shall mean (1) any "Hazardous Substance," "Pollutant" or "Contaminant" (as defined in the Comprehensive Environmental Response and Compensation and Liability Act, 42 U.S.C.A. Section 9601(14) and (33)) or 40 C.F.R. Part 302; (2) any hazardous substance, hazardous waste or solid waste, as though terms are defined in applicable state or local laws; (3) any substances containing petroleum as that term is defined in Section 9001(8) of the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6991(8) or 40 C.F.R. 280.1; or (4) any other substance for which any governmental entity requires special handling in its collection, storage, treatment or disposal.

9. Lessor's Rights - Inspection and Repairs. Lessee covenants and agrees that Lessor or Lessor's authorized agents shall have the right to go upon and inspect the Premises at all reasonable times and with reasonable advance notice to Lessee, to make repairs to the Premises or the building of which the Premises is a part.

10. Responsibility of Lessee. Lessee agrees to relieve and hereby does relieve Lessor from all liability by reason of any damage or injury to any property or to Lessee or Lessee's guests, servants or employees which may arise from or be due to the use, misuse or abuse of all or any of the openings, stairways, hallways of any kind whatsoever which may exist or hereafter be erected or constructed on the Premises or the sidewalks on and/or surrounding the Premises or which may arise from defective construction, failure of water supply, light, power, electric wiring, plumbing or machinery, wind, lightning, storm or any other cause whatsoever on the Premises or the building of which the Premises is a part.

11.               Responsibility of Lessor.
                  ------------------------

a. Total Destruction of Premises. In the event that the Premises are totally destroyed or are so damaged by fire or other casualty that in the opinion of a licensed architect retained by Lessor, the same cannot be repaired and restored within ninety (90) days from the happening of such injury, this Lease shall absolutely cease and determine and the rent shall abate for the balance of the Term.

b. Partial Destruction of Premises. If the damage be only partial and such that the Premises can be restored, in the opinion of a licensed architect retained by Lessor, to approximately their former condition within ninety (90) days from the day of the casualty loss, Lessor may at Lessor's option restore the same with reasonable promptness reserving the right to enter upon the Premises for that purpose. Lessor also reserves the right to enter upon the Premises whenever necessary to repair damage caused by fire or other casualty to the building of which the Premises is a part, even though that the effect of such entry would render the Premises or a part thereof untenantable. In either event, the rent shall be apportioned and suspended during the time Lessor is in possession, taking into account the proportion of the Premises rendered untenantable and the duration of Lessor's possession. If a dispute arises as to the amount of rent due under this clause, Lessee agrees to pay the full amount claimed by Lessor, but Lessee shall have the right to proceed by law to recover the excess payment, if any.

c. Repairs by Lessor. Lessor shall make such election to repair the Premises in the event of total or partial destruction or terminate this Lease by giving notice to Lessee at the Premises within thirty (30) days from the date Lessor received notice that the Premises had been destroyed or damaged by fire or other casualty. Any and all other repairs to the Premises shall be made by and paid for by Lessee.

d. Damage for Interruption of Use. Except to the extent hereinbefore provided, Lessor shall not be liable for any damage, compensation or claim by reason of the necessity of repairing any portion of the building, the interruption in the use of the Premises, any inconvenience or annoyance arising as a result of such repairs or interruption, or the termination of this Lease by reason of damage to or destruction of the Premises.

e. Representation of Condition of Premises. Lessor has let the Premises in the present "as is" condition and without any representations, other than those specifically set forth herein by Lessor. Lessor is under no duty to make repairs, alterations or decoration at the inception of this Lease or at any time thereafter unless such duty of Lessor shall be set forth in writing. Notwithstanding the foregoing, Lessor has allocated Two Hundred Eight Thousand and 00/100 Dollars ($208,000.00) (or Ten and 00/100 Dollars ($10.00) per square foot) for purposes of refitting the Premises, and the Premises may be used by Lessee for such refitting purposes as Lessee desires.

f. Zoning. Lessor warrants only that under current zoning the Premises is properly zoned to permit Lessee to maintain and operate an office building in order to engage in the business which Lessee will conduct. Lessor does not warrant or undertake that Lessee shall be able to obtain a permit under any zoning ordinance or regulation for such use as Lessee intends to make of the Premises and nothing in this Lease contained shall obligate Lessor to assist Lessee in obtaining said permit. Lessee further agrees that in the event a permit cannot be obtained by Lessee under any zoning ordinance or regulation, this Lease shall not terminate without Lessor's consent, and Lessee shall use the Premises only in the manner permitted under such zoning ordinances or regulation.

12.               Miscellaneous Agreements and Conditions.
                  ---------------------------------------

                           Conduct of Lessee. This Lease is granted upon the
express condition that Lessee and/or the occupants of the Premises shall not conduct themselves in a manner which is improper or objectionable and violates any applicable law or regulation, and if at any time during the term of this Lease or any extension or continuation thereof Lessee or any occupier of the Premises shall have conducted himself in a manner which is improper or objectionable, Lessee shall be taken to have broken the covenants and conditions of this Lease, and Lessor will be entitled to all of the rights and remedies granted and reserved in this Lease, for the Lessee's failure to observe all of the covenants and conditions of this Lease.

13.               Remedies of Lessor. If Lessee:
                  -----------------------------

a. Does not pay in full when due any and all installments of rent and/or other charge or payment in this Lease, included, or agreed to be treated or collected as rent and/or any other charge, expense, or cost herein agreed to be paid by Lessee; or

b. Violates or fails to perform or otherwise breaks any covenant or agreement contained in this Lease; or

c. Vacates the Premises or removes or attempts to remove or manifests an intention to remove any goods or property from the Premises otherwise than in the ordinary and usual course of business without having first paid and satisfied Lessor in full for all rent and other charges then due or that may thereafter become due until the expiration of the Term or Extension; or

d. Becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against Lessee or a complaint in equity or other proceedings for reorganization or for composition with creditors under any State or Federal law be instituted by or against Lessee, or if the real or personal property of Lessee shall be levied upon or be sold, thereupon:

                                    (1) The whole balance of rent due for the
entire Term and/or any extension thereto, including but not limited to Base Rent and additional rent, and other charges, payments, costs, and expenses agreed to be paid by Lessee, or any part thereof, shall be taken to be due and payable and in arrears as if by the terms and provisions of this Lease said balance of rent and other charges, payments, taxes, costs and expenses were on that date, payable in advance; or

                                    (2) With respect to any portion of the
Premises which is vacant or which is physically occupied by Lessee, Lessor may remove all persons and property therefrom, and store such property in a public warehouse or elsewhere at the cost of and for the account of Lessee, without service of notice or resort to legal process (all of which Lessee expressly waives) and without being deemed guilty of or liable for trespass or becoming liable for any loss or damage which may be occasioned thereby (Lessee hereby waives any and all rights of redemption granted by or under any present or future law in the event this Lease is terminated or Lessee is evicted or dispossessed by reason of violation by Lessee of any of the terms and conditions of this Lease); or

                                    (3) At the option of Lessor, this Lease
shall determine and become absolutely void without any right on the part of Lessee to reinstate this Lease by payment of any sum due or by other performance of any condition, term, or covenant, broken; whereupon, Lessor shall be entitled to recover damages for such breach in an amount equal to the amount of rent reserved for the balance of the Term and any extension properly exercised; or

                  THE FOLLOWING PARAGRAPH SETS FORTH A WARRANT OF AUTHORITY FOR AN ATTORNEY TO CONFESS JUDGMENT AGAINST THE LESSEE. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE LESSEE, THE LESSEE HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, AND AFTER CONSULTING WITH SEPARATE COUNSEL OF THE LESSEE, UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS THE LESSEE HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS OF THE COMMONWEALTH OF PENNSYLVANIA, INCLUDING ANY PRIOR NOTICE AND OPPORTUNITY BEFORE JUDGMENT IS ENTERED OR BEFORE EXECUTION IS ISSUED UPON ANY JUDGMENT SO ENTERED. THE LESSEE, BY EXECUTING THE FOLLOWING SIGNATURE LINE, ACKNOWLEDGED THAT THE LESSEE HAS READ AND THAT THE LESSEE COMPREHENDS FULLY THE EFFECT OF THIS CONFESSION OF JUDGMENT AND INCLUDING THE WAIVER OF PRIOR NOTICE AND OPPORTUNITY FOR A HEARING BEFORE THE ENTRY OF A JUDGMENT OR ANY EXECUTION ISSUING ON THAT JUDGMENT.

                                             Cimnet, Inc.

                                     By:     /s/ JOHN D. RICHARDSON
                                             -----------------------------------

                                     Attest: /s/ JASON DIETRICH
                                             -----------------------------------

                                             "Lessee"

CONFESSION OF JUDGMENT FOR MONEY. LESSEE COVENANTS AND AGREES THAT IF THE RENT AND/OR ANY CHARGES RESERVED IN THIS LEASE AS RENT (INCLUDING ALL ACCELERATIONS OF RENT PERMISSIBLE UNDER THE PROVISIONS OF THIS LEASE) SHALL REMAIN UNPAID FIVE
(5) BUSINESS DAYS AFTER THE SAME IS REQUIRED TO BE PAID, THEN AND IN THAT EVENT, LESSOR MAY CAUSE JUDGMENT TO BE ENTERED AGAINST LESSEE, AND FOR THAT PURPOSE LESSEE HEREBY AUTHORIZES AND EMPOWERS LESSOR OR ANY PROTHONOTARY, CLERK OF COURT OR ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND CONFESS JUDGMENT AGAINST LESSEE AND AGREES THAT LESSOR MAY COMMENCE AN ACTION PURSUANT TO PENNSYLVANIA RULES OF CIVIL PROCEDURE NO. 2950 ET. SEQ. AS AMENDED FROM TIME TO TIME FOR THE RECOVERY FROM LESSEE OF ALL RENT UNDER THIS LEASE (INCLUDING ALL ACCELERATIONS OF RENT PERMISSIBLE UNDER THE PROVISIONS OF THIS LEASE) AND/OR FOR ALL CHARGES RESERVED HEREUNDER AS RENT UNDER THIS LEASE, AS WELL AS FOR INTEREST AND COSTS AND ATTORNEY'S COMMISSION, FOR WHICH AUTHORIZATION TO CONFESS JUDGMENT, THIS LEASE, OR A TRUE AND CORRECT COPY THEREOF, SHALL BE SUFFICIENT WARRANT. SUCH JUDGMENT MAY BE CONFESSED AGAINST LESSEE FOR THE AMOUNT OF RENT IN ARREARS (INCLUDING ALL ACCELERATIONS OF RENT PERMISSIBLE UNDER THE PROVISIONS OF THIS LEASE) AND/OR FOR ALL CHARGES RESERVED HEREUNDER AS RENT, AS WELL AS FOR INTEREST AND COST; TOGETHER WITH ATTORNEY'S COMMISSION OF TWENTY PERCENT (20%) OF THE FULL AMOUNT OF LESSOR'S CLAIM AGAINST LESSEE. LESSEE FURTHER WAIVES ITS RIGHTS, IF ANY, TO NOTICE BY THE LESSOR PRIOR TO EXECUTION UPON SUCH JUDGMENT AGAINST ANY OF THE LESSOR'S PROPERTY, REAL OR PERSONAL. NEITHER THE RIGHT TO INSTITUTE AN ACTION PURSUANT TO PENNSYLVANIA RULES OF CIVIL PROCEDURE NO. 2950 ET. SEQ. AS AMENDED FROM TIME TO TIME NOR THE AUTHORITY TO CONFESS JUDGMENT GRANTED HEREIN SHALL BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF, BUT SUCCESSIVE COMPLAINTS MAY BE FILED AND SUCCESSIVE JUDGMENTS MAY BE ENTERED FOR THE AFOREDESCRIBED SUMS FIVE (5) DAYS OR MORE AFTER THEY BECOME DUE AS WELL AS AFTER THE EXPIRATION OF THE ORIGINAL TERM AND/OR DURING OR AFTER EXPIRATION OF ANY EXTENSION OR RENEWAL OF THIS LEASE.

                  THE FOLLOWING PARAGRAPH SETS FORTH A WARRANT OF AUTHORITY FOR AN ATTORNEY TO CONFESS JUDGMENT AGAINST THE LESSEE. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE LESSEE, THE LESSEE HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, AND AFTER CONSULTING WITH SEPARATE COUNSEL OF THE LESSEE, UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS THE LESSEE HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS OF THE COMMONWEALTH OF PENNSYLVANIA, INCLUDING ANY PRIOR NOTICE AND OPPORTUNITY BEFORE JUDGMENT IS ENTERED OR BEFORE EXECUTION IS ISSUED UPON ANY JUDGMENT SO ENTERED. THE LESSEE, BY EXECUTING THE FOLLOWING SIGNATURE LINE, ACKNOWLEDGED THAT THE LESSEE HAS READ AND THAT THE LESSEE COMPREHENDS FULLY THE EFFECT OF THIS CONFESSION OF JUDGMENT AND INCLUDING THE WAIVER OF PRIOR NOTICE

AND OPPORTUNITY FOR A HEARING BEFORE THE ENTRY OF A JUDGMENT OR ANY EXECUTION ISSUING ON THAT JUDGMENT.

                                             Cimnet, Inc.

                                     By:     /s/ JOHN D. RICHARDSON
                                             -----------------------------------

                                     Attest: /s/ JASON DIETRICH
                                             -----------------------------------

                                             "Lessee"

CONFESSION OF JUDGMENT FOR POSSESSION OF REAL PROPERTY. LESSEE COVENANTS AND AGREES THAT IF THIS LEASE SHALL BE TERMINATED (EITHER BECAUSE OF CONDITION BROKEN DURING THE TERM OF THIS LEASE OR ANY RENEWAL OR EXTENSION THEREOF AND/OR WHEN THE TERM HEREBY CREATED OR ANY EXTENSION THEREOF SHALL HAVE EXPIRED) THEN, AND IN THAT EVENT, LESSOR MAY CAUSE A JUDGMENT IN EJECTMENT TO BE ENTERED AGAINST LESSEE FOR POSSESSION OF THE PREMISES, AND FOR THAT PURPOSE LESSEE HEREBY AUTHORIZES AND EMPOWERS ANY PROTHONOTARY, CLERK OF COURT OR ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR LESSEE AND TO CONFESS JUDGMENT AGAINST LESSEE IN EJECTMENT FOR POSSESSION OF THE PREMISES, AND AGREES THAT LESSOR MAY COMMENCE AN ACTION PURSUANT TO PENNSYLVANIA RULES OF PROCEDURE NO. 2970 ET. SEQ. AS AMENDED FROM TIME TO TIME FOR THE ENTRY OF AN ORDER IN EJECTMENT FOR POSSESSION OF REAL PROPERTY AND LESSEE FURTHER AGREES THAT A WRIT OF POSSESSION PURSUANT THERETO MAY ISSUE FORTHWITH, FOR WHICH AUTHORIZATION TO CONFESS JUDGMENT AND FOR THE ISSUANCE OF A WRIT OR WRITS OF POSSESSION PURSUANT THERETO, THIS LEASE, OR A TRUE AND CORRECT COPY THEREOF, SHALL BE SUFFICIENT WARRANT. LESSEE FURTHER COVENANTS AND AGREES, THAT IF FOR ANY REASON WHATSOEVER, AFTER SAID ACTION SHALL HAVE COMMENCED THE ACTION SHALL BE TERMINATED AND THE POSSESSION OF THE PREMISES SHALL REMAIN IN OR BE RESTORED TO LESSEE, LESSOR SHALL HAVE THE RIGHT UPON ANY SUBSEQUENT DEFAULT OR DEFAULTS, OR UPON THE TERMINATION OF THIS LEASE AS ABOVE SET FORTH TO COMMENCE SUCCESSIVE ACTIONS FOR POSSESSION OF REAL PROPERTY AND TO CAUSE THE ENTRY OF SUCCESSIVE JUDGMENTS BY CONFESSION IN EJECTMENT FOR POSSESSION OF THE PREMISES.

14. Further Remedies of Lessor. In the event of any default as above set forth Lessor, or anyone acting on Lessor's behalf, at Lessor's option:

a. May let Premises or any part or parts thereof to such person or persons as may, in Lessor's discretion, be best; and Lessee shall be liable for any loss of rent for the balance of the Term and any Extension properly exercised. Any such re-entry or reletting by Lessor under the terms hereof shall be without prejudice to Lessor's claims for actual damages, and shall under no circumstances, release Lessee from liability for such damages arising out of the breach of any of the covenants, terms, and conditions of this Lease.

b. May have and exercise any and all other rights and/or remedies, granted or allowed landlords by any existing or future Statute, Act of Assembly, or other law of this state in cases where a landlord seeks to enforce rights arising under a lease agreement against a tenant who has defaulted or otherwise breached the terms of such lease agreement; subject, however, to all of the rights granted or created by any such Statute, Act of Assembly, or other law of this state existing for the protection and benefit of tenants; and

c. May have and exercise any and all other rights and remedies contained in this Lease.

15.               Notices. All notices must be given in writing.
                  -------

16. Lease Contains all Agreements. This Lease sets forth all the promises, agreements, conditions and understandings, either oral or written, between them other than herein set forth. Except as otherwise provided in this Lease, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by each of them.

17. Heirs and Assignees. All rights and liabilities herein given to, or imposed upon, the respective Parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors and assigns of the Parties.


18.               Miscellaneous Provisions.
                  ------------------------

a. Indemnification -- Liabilities and Losses. Lessee shall, at all times prior to the termination of this Lease and to the delivery to Lessor of possession of the Premises and all improvements thereon, indemnify Lessor against all liability, loss, cost, damage or expenses sustained by Lessor, including reasonable attorney's fees and other expenses of litigation, arising prior to termination of the Term or any Extension and delivery to Lessor of possession of the Premises:

                                    (1) On account of or through the use of the
Premises or improvements or any part thereof by Lessee or by any other person for any purpose inconsistent with the provisions of this Lease.

                                    (2) Arising out of or directly or indirectly
due to any failure of Lessee in any respect promptly and faithfully to satisfy his obligations under this Lease.

                                    (3) Arising out of or directly or indirectly
due to any action or other occurrence causing injury to any person or persons or property resulting from the use of the Premises and improvements or any part thereof by Lessee or Lessee's agents, employees, invitees or guests, especially the sale of alcoholic beverages.

                                    (4) For which the Premises and improvements
or any part thereof where Lessor or Lessor as owner thereof are interested therein may hereafter without fault by Lessor become liable and especially, but not exclusively, any such liability, loss, cost, damage or expense that may arise under any statute, ordinance or regulation. Lessee shall indemnify Lessor against any loss or liability arising by reason of any use or condition of the Premises caused by Lessee or Lessee's agents, employees, invitees and guests or any part thereof during the Lease term, provided that no such indemnification shall be required with respect to losses or liabilities arising by reason of the affirmative negligence of Lessor.

b. Improvements and/or Alterations. Upon written consent by Lessor, Lessee may erect or make all improvements and/or alterations to the Premises which are reasonably necessary to Lessee's business. Upon expiration or sooner termination of this Lease, Lessee covenants and agrees that Lessee will either remove all improvements and/or alterations and restore the Premises to the same or substantially the same condition existing before Lessee made improvements and/or alterations, or allow the Premises to remain in the improved and/or altered condition and release Lessor from any and all obligations and liabilities regarding compensation for the improvements and/or alterations.

c. Option to Extend. On condition that Lessee has at all times faithfully and punctually performed all of the covenants and conditions of this Lease, Lessee shall deliver to Lessor at least (60) days, but no more than ninety (90) days, prior to the expiration of the Term of this Lease written notice that Lessee desires to enter into negotiations concerning a possible extension of the Lease for an additional term commencing at the termination date of this Lease. Lessee is not automatically entitled to an extension. All of the terms and conditions of this Lease shall apply during the renewal term, unless new terms and conditions are proposed by Lessor and agreed upon by Lessor and Lessee in the sole discretion of Lessor. If notice is not given in the manner provided herein within the time specified, this option shall expire. Lessee, Cimnet, Inc., shall have the first option to enter into any extension of the Term of this Lease.

d. Definition. The words "Lessor" and "Lessee" as herein used and personal pronouns referring thereto, shall include the singular as well as the plural number, the male, neuter and female genders, and shall apply to corporations as well as to natural persons.

e. Headings. Any headings proceeding the text of the several paragraphs and sub-paragraphs of this Lease are inserted solely for convenience of reference and shall not constitute a part of this Lease nor shall they affect its meaning, construction or effect.

f. Severability. The covenants of this Lease are severable and if any covenant or portion of this Lease is held to be invalid or unenforceable in any reason, such covenant or portion shall be modified to the extent necessary to cure invalidity or unenforceability, and all other covenants and provisions shall remain valid and enforceable.

g. Entire Agreement. This Lease expresses the entire agreement between the Parties regarding the subject matter thereof. This Lease shall not be amended or waived, except by written agreement signed by both Parties.

h. Choice of Law. This Lease shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

                  EXECUTED this 26th day of January, 2007.

Lessee:

CIMNET, INC.

By: /s/ JOHN D. RICHARDSON, III
    --------------------------------
    (John D. Richardson, III)

Title: President and CEO

Lessor:

925 BERKSHIRE BOULEVARD JOINT VENTURE
by and through:

JNL REAL ESTATE, LLC, a Pennsylvania
limited liability company

By: /s/ JOHN D. RICHARDSON, III
    ----------------------------------------
    (John D. Richardson, III, manager)

By: /s/ LYNN M. RICHARDSON
    ----------------------------------------
    (Lynn M. Richardson, manager)

EASTWOOD ASSOCIATES, LLC, a Pennsylvania limited liability company

By: /s/ JASON DIETRICH
    ----------------------------------------
    (Jason Dietrich, manager)

By: /s/ THOMAS BYRNE
    ----------------------------------------
    (Thomas Byrne, manager)

By: /s/ BRADLEY WILLIAMS
    ----------------------------------------
    (Bradley Williams, manager)

By: /s/ KEVIN J. WARCZYGLOWA
    ----------------------------------------
    (Kevin J. Warczyglowa, manager)

HBL HOLDINGS, LLC, a Pennsylvania limited liability company

By: /s/ WILLIAM J. NYMAN
    ----------------------------------------
    (William J. Nyman, manager)